November 28, 2001



FirstName   LastName
Company
Company1
Address1
Address2
City ,  State   Zip

     RE: AMENDMENT - PROMISSORY NOTE ("NOTE") OF PENN OCTANE CORPORATION (THE "COMPANY") CURRENTLY HELD BY YOU WITH A DUE DATE OF DECEMBER 15, 2001 AND RELATED AGREEMENTS AND INSTRUMENTS

Dear  Holder  Of  The  Promissory  Notes:

     Reference is made to the promissory note(s) which is currently held by you in connection with one or more of the following transactions with the Company:

     i.) The promissory note(s) originally issued by the Company in connection with the private placement on or around December 17, 1999 (the "Original Notes"), as amended (the "Restructured Notes"),
     ii.) The promissory note(s) originally issued by the Company contemporaneously with the issuance of the Original Notes (the "Original Other Notes"), as amended (the "Other Restructured Notes"), and/or
     iii.) The promissory note(s) originally issued by the Company contemporaneously with the restructuring of the Original Notes and the Original Other Notes (the "New Notes").

     The Restructured Notes, the Other Restructured Notes and the New Notes are collectively referred to as the "Promissory Notes" and all of the underlying agreements pertaining to the Promissory Notes, including the purchase agreement, the note agreement, the common stock purchase warrant agreement, the registration rights agreement, and all related amendments, if any, are collectively referred to as the "Original Documents".

     The Promissory Notes, including unpaid interest are due and payable on December 15, 2001. The Company is in the position to satisfy the December 15, 2001 payment date. However, the Company would prefer to extend the payment date of the Promissory Notes instead of liquidating assets. Therefore the Company is willing to extend the payment due date on the Promissory Notes until June 15, 2002, continue interest payments on the Promissory Notes at a rate of 16.50% per annum, pay you a 1% fee and modify your common stock purchase warrants by extension of the expiration date until December 15, 2004 and removal of the Company's repurchase right with regards to the warrants.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and you hereby agree that your Original Documents shall be, and hereby are, amended, effective from and after December 15, 2001, to the fullest extent necessary to effectuate the following:

     1.   Promissory  Notes. The Promissory Notes held by you are hereby amended
          -----------------
          to  the  full  extent  necessary  to  effectuate  the  following:

                    (a) Extend the payment due date from "December 15, 2001" to "June 15, 2002".
                    (b) Pay interest on the Promissory Notes at the rate of 16.50% per annum on December 15, 2001, March 15, 2002 and June 15, 2002.
                    (c) The interest rate of 16.50% per annum, shall not be further adjusted.

     2.   Common  Stock  Purchase  Warrants.  The Common Stock Purchase Warrants
          ---------------------------------
          held by you are hereby amended to the fullest extent necessary to effectuate the following:

                    (a) Extend the expiration date of the Common Stock Purchase Warrants from "December 15, 2003" to "December 15, 2004".
                    (b)  Remove  the  Company's  repurchase  right.

     3.   Additional Payment. The Company will pay to you a fee equal to 1.0% of
          ------------------
          the amount of your Promissory Notes which are extended pursuant to this amendment letter. The fee will be paid on December 15, 2001 as well as any unpaid interest due on the Promissory Notes as of December 15, 2001 (see 1(b) above).

     4.   Declining  Noteholders.  Notwithstanding  anything  to  the  contrary
          ----------------------
          contained in your Original Documents, you hereby agree that, to the extent that any other holders of the Promissory Notes do not agree to this amendment letter by December 7, 2001 (collectively, the "Declining Promissory Noteholders"), the Company shall be entitled to repay such Declining Promissory Noteholders all amounts owing by the Company to such Declining Promissory Noteholders under their respective Original Documents without, by virtue thereof, in any way breaching or otherwise being in default of any of your Original
          Documents. Any such amounts paid, shall be excluded from the definition of "Financing" provided for in your Original Documents.


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
     If you are in agreement with the terms of this amendment letter, please indicate so by signing below and faxing an executed copy to Ian Bothwell at
(760)  772-8588  no  later  than  the  close  of  business  on December 7, 2001.

Very truly yours,

Penn Octane Corporation



By:
    --------------------------------------------
Its:  Vice President and Chief Financial Officer


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
     The undersigned holder of the Promissory Note and other Original Documents referred to in this amendment letter hereby acknowledges his/her/its agreement to all of the provisions of this amendment letter and intention to be so bound. The undersigned also agrees to keep the contents of this amendment letter and any documents or discussions regarding the same strictly confidential and not to use the same for any purpose pending public disclosure thereof by the Company; provided, however, that the undersigned may consult with his, her or its agents and advisors with respect to the transactions contemplated hereby and, in connection therewith, disclose the terms and contents of this amendment letter and any other documents relating to the subject matter thereof or hereof.

FirstName   LastName
Company
Company1


By:
    ----------------------------------

Its:
     ---------------------------------

Date:
      --------------------------------

Promissory Note Amount:   $    NoteAmt
                           -----------



Name and Telephone Number of Holder:


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